Exhibit 99.1
PureCycle Technologies Provides Third Quarter 2022 Update
-PureCycle’s flagship purification facility in Ironton, Ohio, (“Ironton”) targeting mechanical completion and pellet production in the first quarter of 2023.
-Closed on offtake agreements representing 106.0 million pounds of ultra-pure recycled (“UPR”) resin bringing total signed offtake agreements to 111% of nameplate capacity for Augusta lines 1 and 2.
-Finalized its Joint Venture Agreement with SK geo centric to develop a purification facility in Ulsan, South Korea.
-Financing to fund Augusta’s first two purification lines and three East Coast preprocessing (“PreP”) facilities targeted for completion by year-end with PureCycle evaluating scenarios with the objective of maintaining optionality in its capital structure as it moves to operational revenue in 2023.
(ORLANDO, Florida – November 9, 2022) – PureCycle Technologies, Inc. ("PureCycle” or “the Company") (NASDAQ: PCT), a U.S.-based company revolutionizing plastic recycling, today announced a corporate update and financial results for the third quarter ending September 30, 2022.
Management Commentary
Dustin Olson, PureCycle’s Chief Executive Officer, said, “The PureCycle team continued to make significant progress in executing the Company’s strategic growth plans during the third quarter. Timing of mechanical completion and pellet production at our flagship Ironton facility has been pushed back a few weeks due to unexpected delays in the delivery of key processing equipment. Currently, all our construction modules are set, and we anticipate reaching mechanical completion and pellet production in the first quarter of 2023.
Since our last corporate update we executed a joint venture agreement (“JVA”) with SK geo centric for the development of a polypropylene purification facility in Ulsan, South Korea. Our commercial team continued to sign offtake agreements for Augusta lines 1 and 2 with Ironton fully committed and the first two lines in Augusta overcommitted at 111% through multi-year agreements. Lastly, in partnership with Milliken & Co, we announced the first fully sustainable, odorless concentrate for the recycled PP resin marketplace. PureCycle remains steadfast in its mission to advance the sustainable plastic revolution on a global basis through its unique purification process.”
Larry Somma, PureCycle’s Chief Financial Officer, added, “We have experienced a more challenging financing market than originally anticipated when initiating our fund raising efforts in June. Despite the market, we are encouraged by the meaningful interest that has been created in support of our mission. At this stage, PureCycle has several options that are being evaluated that gives us confidence that the Company will raise the necessary capital to fund Phase 1 of our multi-line development in Augusta and three East Coast PreP facilities. Our objective remains raising the necessary capital to fund our growth and help bridge us to our goal of delivering Ironton operational revenue in 2023. We are working diligently to have financial flexibility and the needed commitments by year-end.”

Operational Update
PureCycle’s flagship purification facility in Ironton, Ohio is in the final phases of construction with all 26 modules delivered and lifted into place. In addition, PureCycle has completed its Ironton PreP build out and is currently in commissioning and processing feedstock onsite. The Ironton purification facility will have an annual capacity of 107 million pounds per year of Ultra-Pure Recycled (“UPR”) resin.
The Company continues to move forward on engineering and construction activities at its planned multi-line purification facility in Augusta, Georgia. Based on the current expectation that funding for the project will be in place by year-end, we now anticipate mechanical completion, startup, and full commissioning of Augusta lines 1 and 2 to be in the second half of 2024. We are discussing the financing timeline with the Development Authority of Augusta, Georgia (“AEDA”).
PureCycle continues to execute its East Coast Prep strategy to supply feedstock for its Augusta purification operations and has adjusted the start-up timelines at the three locations to be aligned with our revised purification facility timeline. The Company continues to work with local officials in Central Florida in an effort to remedy issues related to obtaining the necessary water and sewer permits to construct its current PreP site. The Company has also begun an evaluation of alternative sites in Central Florida. Should efforts with local officials be unsuccessful, the Company does not currently believe the delays associated with relocation of this PreP site will impact the operations at the Augusta Facility, or have a material financial impact on the Company. We expect our three PreP facilities (Central Florida, Denver, Pennsylvania, and Augusta, Georgia) to be fully operational in advance of the completion of Augusta purification lines 1 and 2.
On October 20, 2022, PureCycle and SK geo centric entered into a JVA that outlines the terms of its 50/50 partnership in developing and operating a polypropylene purification facility with an annual nameplate capacity of 130 million pounds in Ulsan, South Korea. We anticipate construction activities to commence in the second half of 2023, with production ramp-up currently anticipated in the second half of 2025.
Feedstock and Commercial Update
PureCycle has continued to advance the feedstock procurement pipeline, with approximately 301 million pounds of polypropylene waste under Letter of Intent (LOI), to fully supply the first two lines of the Company’s Augusta’s purification facility. PureCycle’s current feedstock supply pipeline comprises three diverse types of waste streams: post-consumer non-curbside, post-consumer curbside, and post-industrial. During the third quarter, PureCycle’s PureZero program added the Cincinnati Bengals and the Orlando Magic to its list of recycling partnerships, and is continuing with an expanded list of targets outside of stadium venues and professional sports to advance PureZero concepts in the hospitality and retail industries.
Augusta’s purification lines 1 and 2 are currently 111% contracted through multi-year offtake agreements and commitments, with notable volume during the third quarter derived from packaging converters and compounders. We believe the market’s continuing interest in PureCycle’s UPR resin is demonstrated through the acceptance of the Feedstock + pricing mechanism and the compilation of offtake agreements accumulated for both Ironton and Augusta operations. In September 2022, the Company received a notice from a single feedstock supplier and offtake customer of the Ironton Facility, seeking to terminate the feedstock and offtake agreements. The Company responded, disputing the claims or the party’s right to terminate the agreement.
Without expressing any opinion on the validity of the feedstock and offtake party’s claims, the Bondholder Trustee notified the Company that it was exercising its authority under the Bond Indenture to investigate the allegations, during which time the Company’s request for payment of $12.4 million of the remaining $13.2 of funds remaining available for construction expense reimbursements remain pending. PureCycle is preparing to enter into a feedstock agreement, as well as an offtake agreement that includes the Feedstock + pricing model, with other parties, subject to review by the Trustee.

Liquidity and Capital Resources
As of September 30, 2022, PureCycle had total liquidity of $416.1 million including $215.0 million of cash, cash equivalents and debt securities available for sale and $201.1 million in restricted cash. PureCycle had $233.3 million in debt and accrued interest, less $16.3 million of discount and issuance costs as of September 30, 2022. PureCycle’s Ironton flagship purification facility’s budget estimate has increased $10 million to approximately $317 million, due to, among other things, inflation, as well as supply chain issues caused by a German-specific outbreak of COVID-19 and transportation issues on the Mississippi River.
As previously referenced, market conditions remain challenging and have created uncertainty as to the timing of the currently anticipated project financing for the Augusta Facility. As a result of the financing not closing by June 30, 2022, on October 5, 2022, the Company and the AEDA executed an agreement that permits the AEDA to terminate the MOU should the Company fail to obtain financing by December 31, 2022. The Company continues to work with the AEDA, and we are currently pursuing various structures for financing of our Augusta Facility in addition to the previously announced project financing. While we continue to work to complete the project financing for the Augusta Facility, we also remain focused on cost management and project execution excellence to mitigate the impact to our timeline.
Conference Call
The Company will hold a conference call Thursday, November 10th at 11:00 a.m. ET to provide an update on recent corporate developments, including activity from the third quarter and updated future strategic plans.

Third Quarter 2022 Conference Call Details
Date:                 Thursday, November 10, 2022
Time:                 11:00 a.m. ET
Participant Registration: [Link Here]
Please register for the conference call using the above link in advance of the call start time. The webcast platform will register your name and organization as well as provide dial-ins numbers and a unique access pin. If you have any difficulty connecting with the conference call, please contact PureCycle Investor Relations at (689) 233-3595.
The conference call will have a live Q&A session and be available for replay here and on the Company’s website at www.purecycle.com. Please note there will no longer be a telephonic replay.
A replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through November 10, 2023.
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Forward-Looking Statements
This press release contains forward-looking statements, including statements about the financial condition, results of operations, earnings outlook and prospects of PCT. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.
Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT (including PCT’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022) and the following:
•PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (both in the United States and abroad);
•PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (both in the United States and abroad);
•expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives;
•PCT's ability to scale and build the Ironton facility in a timely and cost-effective manner;
•PCT's ability to complete the necessary funding with respect to, and complete the construction of the Augusta facility, its first U.S. cluster facility located in Augusta, Georgia, in a timely and cost-effective manner;
•PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities;
•PCT's ability to maintain exclusivity under the Procter & Gamble Company license;
•the implementation, market acceptance and success of PCT's business model and growth strategy;
•the success or profitability of PCT's offtake arrangements;
•the ability to source feedstock with a high polypropylene content;
•PCT's future capital requirements and sources and uses of cash;
•PCT's ability to obtain funding for its operations and future growth;
•developments and projections relating to PCT's competitors and industry;
•the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the securities class action case;
•geopolitical risk and changes in applicable laws or regulations;
•the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors;
•turnover or increases in employees and employee-related costs;
•changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT's ability to obtain them in a timely and cost-effective manner;
•any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine);
•the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms;
•operational risk; and

•the risk that the COVID-19 pandemic, including any new and emerging variants and the efficacy and distribution of vaccines may have an adverse effect on PCT's business operations, as well as PCT's financial condition and results of operations.
Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
About PureCycle Technologies
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process is designed to remove color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com
Investor Relations Contact:
Charles Place
cplace@purecycle.com
689.233.3595
Media Contact:
Adrianna Sekula
asekula@purecycle.com
407.697.1201